                                                                    EXHIBIT 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



         As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K into Bell Atlantic Corporation d/b/a Verizon Communication's previously filed Registration Statements on Form S-8 (File No 333-76171).








                                          /s/ ARTHUR ANDERSEN LLP


Dallas, Texas
June 19, 2001